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                                                                    EXHIBIT 10.6

                               ESCROW AGREEMENT


      THIS ESCROW AGREEMENT ("Agreement") is made and entered into as of the 20th day of June, 1998, by and among First American Bank, Fort Dodge, Iowa (the "Escrow Agent"), Vacation Investors, Inc., an Iowa corporation (the "Underwriter"), and Portfolio Boost III, L.P., an Iowa limited partnership (the "Partnership").

                                   RECITALS

A. The Partnership proposes to offer for sale to investors up to $25,000,000 of units of limited partnership interest (the "Securities") at an initial offering price of $1,000 per unit.

B. The Underwriter intends to sell the Securities as the Partnership's agent on a best-efforts part-or-none basis for 500 units, and on a best-efforts basis for the remaining Securities (the "Offering").

C. The Partnership and the Underwriter desire to establish an escrow account with the Escrow Agent in which funds received from subscribers will be deposited pending completion of the Escrow Period (as defined below), and First American Bank, Fort Dodge, Iowa desires to serve as Escrow Agent, all in accordance with the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the Recitals and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.  Establishment of Escrow Account. On or prior to the date of the
         --------------------------------
commencement of the Offering, the parties shall establish an interest-bearing escrow account with the Escrow Agent, which escrow account shall be entitled the Portfolio Boost III, L.P. Escrow Account (the "Escrow Account"). During the Escrow Period (as defined below), the Underwriter will instruct subscribers to make checks for subscriptions payable to "First American Bank--Escrow Agent for PB III." Any checks received that are made payable to a party other than the Escrow Agent shall be returned to the Underwriter.

     2.  Escrow Period. The escrow period shall begin with the commencement of
         --------------
the Offering and shall terminate upon the earlier to occur of the following dates (the "Escrow Period"):

     A. the date upon which the Escrow Agent confirms that it has received in the Escrow Account gross proceeds of $500,000 in collected funds (the "Minimum");

     B. The expiration of nine (9) months from the date of the Prospectus initially utilized by the Partnership in offering the Securities; or
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     C.  The date upon which a determination is made by the Partnership and the
         Underwriter to terminate the offering prior to the sale of the Minimum.

During the Escrow Period, the Partnership is aware and understands that it is not entitled to any funds received into escrow and no amounts deposited in the Escrow Account shall become the property of the Partnership or any other entity, or be subject to the debts of the Partnership or any other entity.

     3. Deposits into the Escrow Account. The Partnership and the Underwriter
        ---------------------------------
agree that they shall promptly (and in all events by 12:00 noon of the next business day after receipt by them) transmit all monies received from subscribers during the Escrow Period for the payment of Securities to the Escrow Agent for deposit in the Escrow Account together with a written account of each sale, which account shall set forth, among other things, the subscriber's name and address, the number of Securities purchased, the amount paid therefor, and whether the consideration received was in the form of a check, draft, or money order. All monies so deposited in the Escrow Account are hereinafter referred to as the "Escrow Funds."

     4. Disbursements from the Escrow Account. In the event the Escrow Agent
        --------------------------------------
does not receive deposits totaling the Minimum prior to the termination of the Escrow Period, the Escrow Agent shall, within 10 business days of the termination of the Escrow Period, refund to each subscriber the amount received from the subscriber, without deduction, penalty, or expense to the subscriber, along with each subscriber's pro-rata share of any interest earned on the Escrow Funds, and the Escrow Agent shall notify the Partnership and the Underwriter of its distribution of the Escrow Funds. The purchase money returned to each subscriber shall be free and clear of any and all claims of the Partnership or any of its creditors.

     Although checks for the Minimum may have been tendered prior to or on the close of the Escrow Period, in no event will the Escrow Funds be released to the Partnership until the Minimum is received by the Escrow Agent in collected funds. For purposes of this Agreement, the term "collected funds" shall mean all funds received by the Escrow Agent which have cleared normal banking channels and are in the form of cash.

     5. Collection Procedure. The Escrow Agent is hereby authorized to forward
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each check for collection and, upon collection of the proceeds of each check, deposit the collected proceeds in the Escrow Account. As an alternative, the Escrow Agent may telephone the bank on which the check is drawn to confirm that the check has been paid.

     Any check returned unpaid to the Escrow Agent shall be returned to the Underwriter. In such cases, the Escrow Agent will promptly notify the Partnership of such return.

     If the Partnership rejects any subscription for which the Escrow Agent has already collected funds, the Escrow Agent shall promptly issue a refund check to the rejected subscriber. If the Partnership rejects any subscription for which the Escrow Agent has not yet collected funds but has submitted the subscriber's check for collection, the Escrow Agent shall promptly issue a check in the

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amount of the subscriber's check to the rejected subscriber after the Escrow
Agent has cleared such funds. If the Escrow Agent has not yet submitted a rejected subscriber's check for collection, the Escrow Agent shall promptly remit the subscriber's check directly to the subscriber.

     6. Investment of Escrow Funds. The Escrow Agent may invest the Escrow Funds
        --------------------------
only in Premier Savings, which is Escrow Agent's highest yielding savings account.

     7. Compensation of Escrow Agent. As the Escrow Agent's total compensation
        ----------------------------
for the performance of its escrow services, Escrow Agent shall receive an aggregate fee (the "Escrow Agent Fee") of the greater of (i) $300.00; or (ii) an amount determined by multiplying the total number of checks received by Escrow Agent or issued by the Escrow Agent pursuant to this Agreement, by $5.00. The Escrow Agent Fee shall be payable by the Partnership within fifteen (15) days of the close of the Escrow Period. None of the Escrow Agent Fee, any indemnification for any damages incurred by the Escrow Agent, or any monies whatsoever shall, however, be paid out of or chargeable to the funds on deposit in the Escrow Account.

     8. Obligations of Escrow Agent. Escrow Agent shall be obligated only for
        ---------------------------
the performance of such duties as are specifically set forth in this Agreement, and no additional duties shall be inferred herefrom or implied hereby. The Escrow Agent may rely and shall be protected in acting or refraining from acting on any instrument believed by it to be genuine and to have been signed or presented by the proper party or parties.

     9. Controversies. Should any controversy arise among the undersigned with
        -------------
respect to this Agreement, or with respect to the right to receive all or part of the Escrow Funds, including accrued interest thereon, Escrow Agent shall have the right to institute an interpleader action in any court of competent jurisdiction to determine the rights of the parties. Should such an action be instituted, or should Escrow Agent become involved in litigation in any manner on account of this Agreement or the Escrow Funds (not involving willful misconduct, fraud, gross negligence or bad faith on the part of Escrow Agent), the Partnership shall pay to Escrow Agent the reasonable attorneys' fees incurred by Escrow Agent, together with any other expenses, losses, costs and damages suffered by Escrow Agent, in connection with and resulting from such litigation.

     10. Other Terms and Provisions. Escrow Agent shall have no liability under,
         --------------------------
or duty to inquire into, the terms and provisions of any other document or instrument utilized in connection with the Offering, and it is agreed that the duties of Escrow Agent are purely ministerial in nature, and that Escrow Agent shall incur no liability whatsoever under this Agreement, except for acts or omissions of the Escrow Agent involving or constituting willful misconduct, fraud, gross negligence or bad faith.

     Escrow Agent may consult with and rely on its attorneys with respect to any matter related to this Agreement or Escrow Agent's obligations or rights hereunder, and the indemnification referred to in Section 12 of this Agreement shall include all reasonable and necessary attorneys' fees of Escrow Agent in connection with such consultation.

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

     11. Resignation. Escrow Agent may, at any time, resign hereunder by giving
         -----------
written notice of its resignation to the other parties hereto, at their respective addresses set forth below, at least ten (10) days prior to the date specified for such resignation to take effect, and upon the effective date of such resignation the Escrow Funds, including all accrued interest, shall be delivered by Escrow Agent to the person designated in writing by the Underwriter and the Partnership, whereupon all of Escrow Agent's obligations hereunder shall cease and terminate (except as hereinafter provided in this Section 11). If no such person shall have been designated prior to the effective date of such resignation, all obligations of Escrow Agent hereunder shall, nevertheless, cease and terminate (except as hereinafter provided in this Section 11). Escrow Agent's sole responsibility thereafter shall be to hold the Escrow Funds until such time as the Escrow Agent delivers the Escrow Funds and accrued interest to a person designated by the Partnership and the Underwriter or by a court of competent jurisdiction. Notwithstanding the foregoing, nothing in this Section 11 releases Escrow Agent or relieves it of any of its obligations that existed prior to the effective date of Escrow Agent's resignation, including, without limitation, liability for willful misconduct, fraud, gross negligence or bad faith.

     12. Indemnification. The Underwriter and the Partnership agree to
         ---------------
indemnify, defend and hold Escrow Agent harmless from and against any and all loss, damage, tax, liability and expense that may be incurred by Escrow Agent and arising out of or in connection with its acceptance of appointment as escrow agent hereunder, including reasonable attorneys' fees and other legal costs and expenses of defending itself against any claim or liability in connection with its performance hereunder, except in the case of willful misconduct, fraud, gross negligence or bad faith on the part of Escrow Agent. The Partnership and the Underwriter shall each pay one-half (1/2) of the cost of any indemnification of the Escrow Agent pursuant to this Section 12. The provisions of this Section 12 shall survive the termination of this Agreement.

     13. Notices. Any notice or demand desired or required to be given hereunder
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shall be in writing and deemed given when personally delivered (including delivery by commercial overnight courier service), or when deposited in the United States mail, postage prepaid, sent certified or registered, and addressed as follows:

     (a) If to the Partnership, to:

               Portfolio Boost III, L.P.
               Cornerstone at Cantera
               4320 Winfield Road, Suite 320
               Warrenville, Illinois 60555
               Attention: Jeff Raun, President of
                 Portfolio Boost, L.L.C.

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

     (b)  If to the Underwriter, to:

               Vacation Investors, Inc.
               Cornerstone at Cantera
               4320 Winfield Road, Suite 320
               Warrenville, Illinois 60555
               Attention: Jeff Raun, President

     (c)  If to the Escrow Agent, to:

               First American Bank
               1207 Central Avenue
               Fort Dodge, Iowa 50501

or to such other address or person as hereafter shall be designated in writing by the applicable party.

     14. Governing Law. This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the State of Iowa, but without regard to provisions thereof relating to conflicts of law.

     15. Titles or Captions. The titles or captions of sections and paragraphs
         ------------------
in this Agreement are provided for convenience of reference only and shall not be considered a part hereof for purposes of interpreting or applying this Agreement, and such titles or captions do not define, limit, extend, explain or describe the scope or extent of this Agreement or any of its terms or conditions.

     16. Counterparts. This Agreement may be executed in any number of
         ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and in making proof hereof it shall not be necessary to produce or account for more than one such counterpart.

     17. Amendments. No amendment, modification, supplement, termination or
         ----------
waiver of or to any provision of this Agreement, nor consent to any departure therefrom, shall be effective unless the same shall be in writing and signed by or on behalf of each of the parties to this Agreement.

     18. Successors and Assigns. This Agreement shall be binding upon and shall
         ----------------------
inure to the benefit of the parties hereto and their respective heirs, successors, legal representatives and permitted assigns.

     19. Entire Agreement. This Agreement constitutes the entire agreement
         ----------------
between the parties hereto pertaining to the subject matters hereof and supersedes all negotiations, preliminary agreements and all prior or contemporaneous discussions and understandings of the parties hereto in connection with the subject matters hereof.

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

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PORTFOLIO BOOST III, L.P.           FIRST AMERICAN BANK


By: Portfolio Boost, L.L.C.,
    General Partner                 By: /s/James A. Kerkhove, Vice President
                                        ------------------------------------
                                        and Trust Officer
                                        ------------------------------------
                                                                       Title

By: /s/Jeffrey A. Raun              By: /s/LindaKay M. Fuller, Trust Officer
    -----------------------------       ------------------------------------
    Jeffrey A. Raun, President                                         Title
    and Secretary


VACATION INVESTORS, INC.



By: /s/Jeffrey A. Raun
    -----------------------------
    Jeffrey A. Raun, President
    and Secretary

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